REDEEMABLE PREFERRED STOCK	12 Months Ended
Dec. 31, 2022
REDEEMABLE PREFERRED STOCK.
REDEEMABLE PREFERRED STOCK.
15.	REDEEMABLE PREFERRED STOCK

Under its second amended and restated certificate of incorporation, Legacy Getty was authorized to issue up to 900,000 shares of series A preferred stock (the “Redeemable Preferred Stock”) with a par value of $0.01 per share. In conjunction with the Business Combination discussed in “Note 3 —Business Combination”, the previously outstanding Legacy Getty Redeemable Preferred Stock was redeemed in full through a combination of a cash payment of approximately $615.0 million and 15,000,000 shares of the Company’s Class A Common Stock with a fair value at issuance of $140.2 million.

Dividends declared and issued totaled $43.2 million (38,109 shares), $71.4 million (70,574 shares) and $64.1 million (63,384 shares) for the years ended December 31, 2022, 2021 and 2020, respectively. Redeemable Preferred Stock dividends were included in the Statements of Redeemable Preferred Stock and Stockholders’ Equity (Deficit) as a detriment to common stockholders and a benefit to Redeemable Preferred stockholders. Such dividends are also included as an adjustment to net (loss) income attributable to Getty Images Holdings, Inc. See “Note 23 — Net (Loss) Income Attributable to Common Stockholders”.

Per the terms of the Redeemable Preferred Stock, the Company elected to early redeem outstanding shares of Redeemable Preferred Stock at a premium. The redemption amount upon the Closing date was equal to (i) the liquidation value multiplied by (ii) the redemption percentage, which was 105%. The Company recognized a $26.7 million increase in the redemption value immediately prior to the Closing. These changes were effected by charges against paid-in capital as the Company was in a retained deficit prior to the Business Combination.